
Avidbank

Avidbank Holdings, Inc.

Investor Presentation | Q1 2026

Safe Harbor Statement and Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of U.S. federal securities laws, which involve risks and uncertainties. You should not place undue reliance on forward-looking statements because they are subject to numerous uncertainties and factors relating to our operations and business, all of which are difficult to predict and many of which are beyond our control. All statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements include statements concerning our possible or assumed financial condition, results of operations, including descriptions of our business plans, strategy and expectations, capital and financing needs and liquidity and regulatory and competitive outlook. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will," "would" and, in each case, their negative or other variations or comparable terminology and expressions. The results, events and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. We caution that the forward-looking information and statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control. Such forward-looking statements are based on various assumptions (some of which may be beyond our control) and are subject to risks and uncertainties, which change over time, and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to: uncertain market conditions and economic trends nationally, regionally and particularly in the Bay Area and California; economic conditions affecting the venture capital and private equity industries, including any decline in overall portfolio company investment, merger and acquisition activity and other liquidity events affecting venture and private equity fund and their portfolio companies; risks related to the concentration of our business in California, and specifically within the Bay Area, including risks associated with any downturn in the real estate sector; incurrence of losses in connection with the repositioning of our available-for-sale securities portfolio utilizing the proceeds from our recently completed public offering; the effects of a prolonged government shutdown; the occurrence of significant natural disasters, including fires and earthquakes, geopolitical events and acts of war or terrorism; our ability to conduct our business could be disrupted by natural or man-made disasters, including the effects of pandemic viruses; changes in market interest rates that affect the pricing of our loans and deposits and our net interest income; risks related to our strategic focus on lending to small to medium-sized businesses; the sufficiency of the assumptions and estimates we make in establishing reserves for potential loan losses and the value of loan collateral and securities; our ability to attract and retain executive officers and key employees and their client and community relationships; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality and losses in our loan portfolio; the costs of, effects and results of legal and regulatory developments, including legal proceedings and lawsuits we are or may become subject to; the results of regulatory examinations or reviews and the effect of and our ability to comply with, any regulations or regulatory orders or actions we are or may become subject to; our level of non-performing assets and the costs associated with resolving problem loans; our ability to maintain adequate liquidity and to raise necessary capital to fund our growth strategy and operations or to meet increased minimum regulatory capital levels; the effects of increased competition from a wide variety of local, regional, national and other providers of financial services; technological changes and developments; negative trends in our market capitalization and adverse changes in the price of our common stock; risks associated with unauthorized access, cyber-crime and other threats to data security; the effects of any strategic transactions we may make or evaluate, and the costs associated with any potential or actual strategic transaction; our ability to comply with various governmental and regulatory requirements applicable to financial institutions, including supervisory actions by federal and state banking agencies; the impact of recent and future legislative and regulatory changes, including changes in banking, accounting, securities and tax laws and regulations and their application by our regulators, and economic stimulus programs; governmental monetary and fiscal policies, including the policies of the Federal Reserve and policies related to tariffs; our ability to implement, maintain and improve effective internal controls; our use of the net proceeds from our recent public offering; and our success at managing any of the risks involved any of the foregoing items. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's filings with the SEC, including the Company's most recent annual report on Form 10-K and quarterly reports on Form 10-Q under the heading "Risk Factors" therein and available at the SEC's Internet site www.sec.gov. The foregoing factors should not be considered exhaustive. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information. Therefore, we caution you not to place undue reliance on our forward-looking information and statements. We disclaim any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law.

Safe Harbor Statement and Disclaimer (continued)

Industry Information

Within this presentation, we reference certain industry and sector information and statistics. We have obtained this information and statistics from various independent, third-party sources. Nothing in the data used or derived from third-party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of internal surveys and independent sources. We believe that these external sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the demographic, economic, employment, industry and trade association data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. Finally, forward-looking information obtained from these third-party sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation.

Non-GAAP Financial Measures

This presentation includes financial information prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). This presentation also includes non-GAAP financial information, which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. Management has presented these non-GAAP financial measures because we believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP. Management believes that adjusted net income, adjusted diluted earnings per share, adjusted return on average assets, adjusted return on average equity, adjusted efficiency ratio and taxable equivalent net interest income are reasonable measures to understand the Company's core operating performance and are important to many investors who are interested in understanding our profitability prospects from our core operations.

However, we acknowledge that our non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other banking companies use. Other banking companies may use names similar to those we use for the non-GAAP financial measures we disclose but may calculate them differently. You should understand how we and other companies each calculate their non-GAAP financial measures when making comparisons. For a description of the non-GAAP financial information included herein and reconciliations to the most directly comparable GAAP measure, see the appendix to this presentation.

Diversified Commercial Bank Positioned for Growth

- Founded in 2003 with roots in dynamic Bay Area and a national expansion strategy
- Diversified core funding base and well-balanced loan portfolio
- Experienced management team with continued investment in talent acquisition and development
- Disciplined underwriting approach with a proven track record of solid asset quality through various economic cycles
- Efficient footprint with one full-service branch and two loan production offices
- Historically strong loan and deposit growth

Q1 2026 Income Highlights
$26.33 Book value per share
$0.84 Diluted earnings per share
1.46% Return on average assets
4.38% Net interest margin
50.35% Efficiency Ratio

Financial data as of the three months ended March 31, 2026

Our Business Model

Local Bay Area[1] Focus ....

Corporate Banking

- Traditional core commercial and owner-occupied lending to small and mid-sized commercial Bay Area clients
- Provides high touch service that enables our local clients to meet their financing needs and manage their cash

Commercial Real Estate

- Provides financing for commercial, multi-family, and mixed-use properties
- Collateralized by investment properties in California

Construction Lending

- Provides land acquisition loans, pre-development loans and construction loans on residential, commercial and mixed-use properties
- Primary focus is high quality residential properties in desirable Bay Area neighborhoods

... With a Growing National Presence

Venture Lending

- Comprehensive suite of banking and financing solutions for VC-backed tech companies and their investors

Specialty Finance

- Two teams offer creative financing solutions:
  - Sponsor Finance provides funding for lower-middle market acquisitions to PE-backed companies and entrepreneurs using the search fund model
  - Asset-Based Lending provides flexible working capital secured by receivables and inventory

Fund Finance

- Providing capital call lines of credit to PE and VC firms

Treasury Management

- Proactively helping clients with their cash management needs
- Developing new deposit initiatives, including 1031 exchange deposits

[1] Bay Area defined as the counties of Alameda, Contra Costa, Marin, Monterey, Napa, San Francisco, San Mateo, Santa Clara, Santa Cruz, Solano, and Sonoma

Bay Area Core, Expanding National Reach

Avidbank serves clients in 40 states with team members located in key innovation hubs nationwide
27% of loan balances are outside of California, driven by targeted growth in Venture and Specialty Finance



Bay Area
LPO
San Francisco
LPO
Redwood City
Branch and HQ
San Jose
AVBH Headquarters
Primary Lending Area
Banking Relationships

Q1 2026 Balance Sheet

$ in thousands	Q1 2026	Q4 2025	Q1 2025
Balance Sheet:			
Cash and Cash Equivalents	$ 149,042	$ 154,569	$ 125,001
Debt Securities	210,583	218,160	296,617
Loans, net of deferred fees and ACL	2,151,908	2,126,178	1,822,465
Other Assets	68,021	70,736	75,839
Total Assets	$2,579,554	$2,569,643	$2,319,922
Non-Interest-Bearing Deposits	$ 577,101	$ 556,972	$ 419,823
Interest-Bearing Deposits	1,622,218	1,629,101	1,509,665
Total Deposits	2,199,319	2,186,073	1,929,488
Subordinated Debt, Net	22,000	22,000	22,000
Short-Term Borrowings	55,000	60,000	155,000
Other Liabilities	14,797	20,591	16,815
Total Liabilities	2,291,116	2,288,664	2,123,303
Total Shareholders' Equity	288,438	280,979	196,619
Total Liabilities and Shareholders' Equity	$2,579,554	$2,569,643	$2,319,922

Results as of and for

	Q1 2026	Q4 2025	Q1 2025
Balance Sheet and Capital Ratios:			
Tier 1 Leverage Ratio	11.39%	11.23%	10.39%
Common Equity Tier 1 Ratio	11.39%	11.05%	11.10%
Tier 1 Risk-Based Capital Ratio	11.39%	11.05%	11.10%
Total Risk-Based Capital Ratio	12.85%	12.57%	12.86%
Common Equity Ratio	11.18%	10.93%	8.48%
Asset Quality Data:			
Total ACL / Loans + Unfunded Commitments	1.07%	1.15%	1.14%
Non-Performing Assets to Total Assets	0.63%	0.95%	0.06%
Net Charge-Offs to Average Loans	0.52%	0.30%	(0.01%)

At March 31, 2026:

- Period-end loans* increased $24 million, or 5% annualized, from December 31, 2025 and $332 million, or 18.0% from March 31, 2025.
- Period-end deposits increased $13 million, or 2% annualized, from December 31, 2025 and $270 million, or 14% from March 31, 2025.
- Period-end non-interest-bearing demand deposits increased $20 million, or 15% annualized, from December 31, 2025 and $157 million, or 37% from March 31, 2025.

* Net of deferred loan fees

Q1 2026 Income and Profitability

	Results as of and for			Change from			
$ in thousands, except per share amounts	Q1 2026	Q4 2025	Q1 2025	Q4 2025*		Q1 2025	
Select Operating Data:							
Net Interest Income	$ 26,500	$ 25,013	$ 19,352	$ 1,487	24%	$ 7,148	37%
Provision for Credit Losses	1,445	2,838	-	(1,393)	(199%)	1,445	NM
Total Non-interest Income	1,467	1,767	1,171	(300)	(69%)	296	25%
Total Non-interest Expense	14,082	13,851	12,842	231	7%	1,240	10%
Income Before Income Taxes	12,440	10,091	7,681	2,349	94%	4,759	62%
Income Tax Expense	3,419	3,142	2,245	277	36%	1,174	52%
Net Income / (Loss)	$ 9,021	$ 6,949	$ 5,436	$ 2,072	121%	$ 3,585	66%
Per Share Data:							
Diluted Earnings / (Loss) Per Share	$ 0.84	$ 0.65	$ 0.71	$ 0.19	119%	$ 0.13	18%
Book Value Per Share	26.33	25.66	24.85	0.67	11%	1.48	6%
Performance Ratios:							
Return on Average Assets	1.46%	1.12%	0.96%	34 bps		50 bps	
Return on Average Equity	12.74%	9.90%	11.49%	284 bps		125 bps	
Net Interest Margin	4.38%	4.13%	3.52%	25 bps		86 bps	
Efficiency Ratio	50.35%	51.72%	62.57%	-137 bps		-1222 bps	

- Net income totaled $9.0 million and diluted EPS of $0.84 for the first quarter of 2026.
- In the first quarter of 2026, net interest margin expanded to 4.38% from 4.13% in the prior quarter and 3.52% in the first quarter of 2025.
- Book value per share was $26.33 at March 31, 2026, an increase of $0.67 from December 31, 2025, and an increase of $1.48 from March 31, 2025.

*Percent change from Q4 2025 annualized
NM = not meaningful

Proven Organic Growth

Total Assets ($M)



$917
$1,132
$1,431
$2,162
$2,133
$2,231
$2,304
$2,570
$2,580
2018 – Q1 2026 CAGR: 15%
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1

Total Loans ($M)



$807
$889
$993
$1,223
$1,554
$1,741
$1,865
$2,148
$2,173
2018 – Q1 2026 CAGR: 15%
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1

Total Deposits ($M)



$797
$973
$1,254
$1,979
$1,823
$1,654
$1,891
$2,186
$2,199
2018 – Q1 2026 CAGR: 15%
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1

Loan / Deposit Ratio (%)



101%
91%
79%
62%
85%
105%
99%
98%
99%
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1

Net Interest Margin Expansion

Taxable-Equivalent Net Interest Income[1] ($) and Net Interest Margin (%)



Repositioning the investment portfolio, decreasing deposit costs, and growth in DDA have contributed to expanding margin
3.52%
3.60%
3.90%
4.13%
4.38%
$19,360
$20,298
$22,658
$25,021
$26,508
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1

Net Interest Income Sensitivity



-200 bps shock
-100 bps shock
+100 bps shock
+200 bps shock
53% of loans floating at March 31, 2026
(6.8%)
(4.3%)
5.7%
11.7%
(1.4%)
(1.4%)
3.8%
8.0%
(1.6%)
(1.6%)
3.8%
7.9%
2025Q3
2025Q4
2026Q1

Historical Loan Yields (%)



6.96%
7.01%
6.98%
6.68%
6.68%
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1

Historical Deposit Cost (%)



Deposit beta since rate decreases started in 2024: 73%
2.76%
2.78%
2.67%
2.39%
2.24%
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1

[1] Adjusted measure. See GAAP to non-GAAP reconciliation in Appendix for detail.

Improvement in Capital Ratios

Common Equity Ratio (%)



6.34%
6.45%
7.41%
8.09%
10.90%
11.18%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1

Tier 1 Leverage Ratio (%)



6.89%
9.46%
9.77%
10.35%
11.23%
11.39%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1

Tier 1 Risk-Based Capital Ratio (%)



8.90%
9.82%
9.88%
10.59%
11.05%
11.39%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1

Total Risk-Based Capital Ratio (%)



11.11%
11.76%
11.86%
12.30%
12.57%
12.85%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1

Diversified Lending Platform

- 15% loan CAGR since 2018, demonstrating history of consistent organic growth
- Commercial lending focus – C&I plus owner-occupied CRE account for 56% of total loans
- Diversified CRE book spans office, hotel, retail, industrial and more – no single-sector risk
- Targeted construction lending focused on residential builds in affluent Bay Area markets with experienced local developers

Loan Portfolio Interest Rate Comparison[1]


Fixed
22%
Adjustable
25%
Total Loans at March 31, 2026:
$2.2B
Floating
53%
19% of floating rate loans are at floor rates

Loan Portfolio by Type


CRE Owner-Occupied
8%
Construction & Land
9%
Residential Real Estate
2%
Multi-family
12%
Non-Owner-Occupied
21%
Commercial & Industrial
48%

Non-Owner-Occupied CRE at 3/31/2026		
$s in 000s; % of total loans		
Office	$ 147,619	7%
Retail	103,631	5%
Hotel/Motel	83,985	4%
Industrial	67,712	3%
Warehouse	16,603	1%
Other	30,953	1%
Total	**$ 450,503**	**21%**

Average Non-Owner-Occupied Office Loan Size: **$2.6M**

[1]Loan portfolio by type does not reflect the divisional breakdown; divisions may include loans across multiple product types

C&I Lending Overview

Diversified portfolio of C&I lending includes multiple verticals and varied industries, driving balanced, disciplined growth


Corporate Banking
$136 million
13%
Venture Lending
$282 million
27%
Capital Call Lines[1]
$66 million
6%
Total C&I Loans
at March 31, 2026:
$1.0B
Asset-Based Lending
$194 million
19%
Sponsor Finance
$311 million
30%
Other C&I
$52 million
5%

[1]Represents loans to nondepository financial institutions, primarily capital call loans to private equity funds

Venture Lending Overview

- Launched in 2019, Avidbank's venture platform serves VC-backed tech companies and their investors nationwide
- Platform is highly self-funded, with client deposits exceeding loan balances by 3.0 times
- Borrowers are required to bank with Avidbank which provides added visibility into cashflows and tighter credit control
- Clients are backed by institutional capital, with experienced sponsors providing support and stability
- Avidbank receives equity warrants in connection with extending loan commitments to certain of its customers. As of March 31, 2026, Avidbank has a total of 143 warrant positions in 98 clients*
- Companies with software-as-a-service (SaaS) revenue model total $165 million, or 59%, of the Venture Lending portfolio across multiple industries

Venture Loans and Deposits



Loans
Deposits
Deposits/ Loans
Venture Lending
$282
$840
3.0x

Venture Lending Portfolio by Industry



Professional Services
7%
Financial Services
12%
Healthcare
17%
Other
14%
Software & Technology
50%

*Warrant positions are held at the holding company

Avidbank

Venture Lending SaaS Exposure

AI Advancement and SaaS Transformation

- The SaaS revenue model is undergoing a fundamental shift primarily driven by the accelerated advancements of AI. Pure SaaS businesses are viewed as the most vulnerable to AI-driven disruption.
- Avidbank is closely monitoring an emerging divergence in SaaS companies focused on horizontal or vertical SaaS strategies:
  - Horizontal solves a specific functional problem, such as CRM, HR or payroll, across a wide range of industries
  - Vertical is purpose-built for the unique workflows and regulatory requirements of a specific industry
- The bank has conducted a thorough review of the SaaS loan portfolio to evaluate companies that could be impacted by AI disruption
  - SaaS borrowers are broadly utilizing AI-driven development tools
  - SaaS borrowers continue to successfully raise equity rounds with vertical strategies experiencing more fundraising activity

SaaS Lending Exposure by Industry



Logistics & Transporation
5%
Financial Services
12%
Other
10%
Total SaaS Loans at March 31, 2026:
$165mm
Software & Technology
73%

SaaS Portfolio Breakdown

Data as of Mar. 31, 2026 *Dollars in thousands*	SaaS Strategy Horizontal	SaaS Strategy Vertical
Total Deposits	$98,880	$247,160
Total Loans	$44,739	$120,373
Average Loan Size	$2,034	$3,086

Disciplined Credit Culture and Minimal History of Losses

- Proven ability to manage credit through cycles with minimal loss history, even following tumultuous periods for the sector
- Structured credit process combines efficient execution with strong controls, including:
  - Multi-level credit approval framework
  - Regular divisional portfolio reviews
  - Special Asset Committee meetings twice a month to review any watch, criticized, and classified loans
- Independent third-party reviews conducted annually on over 90% of loan balances

CRE Concentrations



Construction & Development
Total CRE
Cons & Dev Regulatory Guidance
Total CRE Regulatory Guidance
309%
311%
302%
298%
298%
82%
72%
71%
63%
63%
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1

NPAs / Assets (%)



0.18%
0.34%
0.25%
0.15%
0.67%
0.06%
0.06%
0.95%
0.63%
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1

ACL / Loans + Unfunded Commitments (%) and NCOs / Avg Loans (%)



ACL / Loans + Unfunded Commitments
NCOs / Avg Loans
1.26%
1.31%
1.30%
1.10%
1.09%
1.22%
1.12%
1.15%
1.07%
0.02%
(0.01%)
0.04%
0.29%
0.01%
0.01%
0.24%
0.07%
0.52%
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1*

*annualized

Varied Funding Sources

- Year-over-year period-end deposit growth of $270 million, or 14%
- Non-interest-bearing deposits increased $157 million, or 37%, from March 31, 2025
- Multi-pronged deposit strategy:
  - Venture Lending drives funding with deposit generation well in excess of loan balances
  - Corporate Banking and Specialty Finance are self-funding, supporting loan growth and broader balance sheet strength
  - CRE and Construction are asset-focused with limited deposit generation

Five Quarter Deposit Trend


Non-IB Deposits
IB Deposits
Time Deposits
Brokered (non-reciprocal)
$1,929
$2,003
$2,049
$2,186
$2,199
71%
74%
75%
73%
71%
22%
22%
23%
25%
26%
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026

Deposits by Division


Specialty Deposits
$147 million
7%
Venture Lending
$840 million
38%
Corporate Banking
$588 million
27%
Total Deposits at March 31, 2026:
$2.2B
Other¹
$144 million
6%
Specialty Finance
$442 million
20%
Brokered²
$38 million
2%

Borrowing Capacity

Data as of Mar. 31, 2026
Dollars in millions

	Capacity	Amount Used ($)	Amount Used (%)	Available
Federal Funds Line of Credit	$209	$55	26%	$154
FHLB	$549	–	–	$549
Unpledged Securities	$211	$9	4%	$202
FRB Discount Window	$981	–	–	$981
Available Contingent Capacity	**$1,950**	**$64**	**3%**	**$1,886**

[1] Other includes Fund Finance, Commercial Real Estate, Construction, and Other
[2] As of March 31, 2026, an additional $447.6 million of our deposits was considered brokered for regulatory purposes

Securities Portfolio

- Investment portfolio totaled $211 million at March 31, 2026, with a book yield of 4.64%, a duration of 3.5 years and average life of 5.0 years
- Comprised primarily of agency MBS and CMOs
- 100% of securities portfolio is classified as available for sale

Investment Portfolio / Total Assets (%) & Portfolio Yield (%)



Investment Portfolio / Total Assets (%)
Portfolio Yield (%)
18%
21%
15%
13%
8%
8%
1.62%
2.13%
2.28%
2.31%
2.86%
4.64%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1

Portfolio Composition



Agency MBS and CMOs, 95%
Total Securities at March 31, 2026:
$211M
Muni and other, 5%

Net Unrealized Loss on AFS Securities ($M)



2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1
($6.6)
($83.3)
($68.8)
($72.6)
($0.3)
($1.8)

Appendix

Experienced Management Team



Mark D. Mordell – Chairman of the Board, President and Chief Executive Officer

- Joined the board of directors of the Bank in January of 2006, appointed Chairman in February of 2007, named CEO of Avidbank Holdings and the Bank in March 2012
- Brings over 30 years of financial services, real estate and diverse business experience to the Company
- In 1991 founded California Bavarian Corporation and its successor company, CBC Properties, LLC, which was a full-service real estate investment and management organization based in Palo Alto
- Mr. Mordell holds various roles including Advisory Board Member to MMM Management, Inc., the strategic advisor to a family office based in San Francisco, Advisory Board Member of the Donovan & Bank Foundation, which assists Special Forces Operators transition into a life of peace, contentment and balance, and is involved in various community organizations including Stanford University, Peninsula Bridge, Sacred Heart Preparatory School and the Town of Portola Valley
- Mr. Mordell received a B.A. in Economics from Stanford University



Patrick Oakes – Executive Vice President and Chief Financial Officer

- Joined the Bank as EVP and CFO of Avidbank Holdings and the Bank in March 2022
- Came to the Company from Atlantic Capital Bancshares, Inc. (Nasdaq: ACBI, which subsequently merged into SouthState Bank, N.A.) where he served as EVP, CFO and Secretary from 2015 to 2022
- Previous roles include EVP and CFO of Square 1 Bank, EVP and CFO of Encore Bancshares, Inc, and Senior Vice President and Treasurer of Sterling Bank
- Mr. Oakes was named the Atlanta Business Chronicle's 2021 CFO of the Year among small public company CFOs
- Mr. Oakes is a Chartered Financial Analyst, and holds a Bachelor of Science in Electrical Engineering Technology degree from Texas A&M University and an MBA, International Finance from Richmond American University London



Gina Thoma-Peterson – Executive Vice President and Chief Operating Officer

- Joined the Bank as EVP and COO of Avidbank Holdings and the Bank in September 2019
- Previously spent eight years at MUFG Union Bank holding senior positions in global financial services enterprise and operational risk management, and comprehensive capital and analysis review (CCAR)
- Spent 12 years at PricewaterhouseCoopers (PwC) in San Francisco, with deep expertise in regulatory compliance, enterprise risk, financial reporting and operational resilience. Led advisory and audit services for the largest PwC portfolio of global, regional and community financial institutions in the Western U.S.
- Spent six years in bank supervision and regulatory compliance as an Associate National Bank Examiner for the Office of the Comptroller of the Currency, following four years in operational roles with community and regional banks in California and Washington
- Ms. Thoma-Peterson received her B.A. in Business Administration from the University of Washington

Experienced Management Team



Tami Laura Benedict – Executive Vice President and Chief of Staff
- Joined the Bank in 2006 as an online banking specialist, was promoted to Assistant VP and Operations Manager of the Bank in 2008, then to VP in 2012, where she took on the additional responsibility as the Deputy BSA (Bank Secrecy Act) Officer
- In June 2016, Ms. Benedict was promoted to Senior Vice President where she managed the day-to-day operations for Loan Services, Asset-Based Lending Operations, IT, the Branch, Deposit Operations, and Cash Management divisions of the Bank
- In August 2024, she was appointed Executive Vice President and Chief of Staff of the Bank



Victor DeMarco – Executive Vice President, Chief Legal Officer, Head of Advisory Services
- Joined in 2020 as the SVP and General Counsel of Avidbank Holdings and the Bank and was promoted to EVP and Chief Legal Officer in September 2024
- Founding member of Square 1 Bank, where he held several leadership positions and helped grow the Bank from inception through its IPO and merger with Pacific Western Bank
- Between February 2019 and September 2020, he practiced law with Smith Anderson representing many of the top venture banks in the country
- Mr. DeMarco received his B.S. in business from North Carolina State University, his MBA from the University of North Carolina at Chapel Hill, and his J.D. from North Carolina Central University



Lisa Foussianes – Executive Vice President and Chief Credit Officer
- Joined the Bank in October of 2023 as SVP in Credit and promoted to EVP and Chief Credit Officer in January 2026
- Previously she worked in venture lending, primarily as MD at Signature Bank and SVP at Square 1 Bank, spanning originations, portfolio management and credit
- Prior to her career in venture lending, she spent well over a decade in commercial real estate finance, including originations, workouts, CMBS and credit



Arthur Wasson – Executive Vice President and Chief Revenue Officer
- Joined the Bank as EVP, Treasury Management Services of the Bank in August 2023 and was promoted to Chief Revenue Officer in January 2026
- Previously served as the managing group director and was a founding member of the venture banking team at Signature Bank from 2019 to 2023
- Spent seven years at Square 1 Bank, subsequently acquired by Pacific Western Bank, most recently as EVP and Head of the Equity Funds Group and Global Treasury Management
- He began his banking career first at Merrill Lynch and later at Morgan Stanley in their private banking divisions
- Mr. Wasson received his B.S. in Accountancy from Villanova University and a J.D. from Albany Law School

Historical Balance Sheet

$ in thousands	Fiscal Year Ended December 31,					Quarter Ended				
	2025	2024	2023	2022	2021	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025
Cash and Cash Equivalents	$ 154,569	$ 82,701	$ 81,396	$ 47,288	$ 493,343	$ 149,042	$ 154,569	$ 177,319	$ 129,923	$ 125,001
Debt Securities Available-for-Sale	218,160	296,556	325,320	444,664	380,170	210,583	218,160	173,588	292,808	296,617
Loans, Net of Deferred Loan Fees	2,148,439	1,864,942	1,740,647	1,554,222	1,223,344	2,172,846	2,148,439	1,958,585	1,911,718	1,841,187
Allowance for Credit Losses on Loans	(22,261)	(18,679)	(19,131)	(16,481)	(13,054)	(20,938)	(22,261)	(21,025)	(19,624)	(18,722)
Net Loans	2,126,178	1,846,263	1,721,516	1,537,741	1,210,290	2,151,908	2,126,178	1,937,560	1,892,094	1,822,465
Bank-Owned Life Insurance	13,045	12,674	12,315	32,747	31,875	13,151	13,045	12,953	12,857	12,764
Premises and Equipment, Net	1,526	2,331	3,297	4,163	4,565	1,340	1,526	1,739	1,927	2,118
Other Assets	56,165	63,963	86,992	66,665	42,235	53,530	56,165	59,295	62,520	60,957
Total Assets	**$ 2,569,643**	**$ 2,304,488**	**$ 2,230,836**	**$ 2,133,268**	**$ 2,162,478**	**$ 2,579,554**	**$ 2,569,643**	**$ 2,362,454**	**$ 2,392,129**	**$ 2,319,922**
Deposits	$ 2,186,073	$ 1,891,355	$ 1,654,329	$ 1,823,235	$ 1,979,410	$ 2,199,319	$ 2,186,073	$ 2,049,158	$ 2,002,781	$ 1,929,488
Subordinated Debt, Net	22,000	22,000	21,906	21,805	21,703	22,000	22,000	22,000	22,000	22,000
Short-Term Borrowings	60,000	185,000	360,000	130,000	–	55,000	60,000	–	145,000	155,000
Other Liabilities	20,591	19,771	29,289	20,690	24,265	14,797	20,591	18,183	17,929	16,815
Total Liabilities	**$ 2,288,664**	**$ 2,118,126**	**$ 2,065,524**	**$ 1,995,730**	**$ 2,025,378**	**$ 2,291,116**	**$ 2,288,664**	**$ 2,089,341**	**$ 2,187,710**	**$ 2,123,303**
Common Stock	$ 169,990	$ 106,997	$ 104,499	$ 102,359	$ 72,799	$ 169,474	$ 169,990	$ 169,342	$ 107,608	$ 106,839
Retained Earnings	111,150	130,703	109,688	93,824	68,801	120,171	111,150	104,201	141,936	136,139
Accumulated Other Comprehensive Loss	(161)	(51,338)	(48,875)	(58,645)	(4,500)	(1,207)	(161)	(430)	(45,125)	(46,359)
Total Shareholders' Equity	**$ 280,979**	**$ 186,362**	**$ 165,312**	**$ 137,538**	**$ 137,100**	**$ 288,438**	**$ 280,979**	**$ 273,113**	**$ 204,419**	**$ 196,619**
Total Liabilities and Shareholders' Equity	**$ 2,569,643**	**$ 2,304,488**	**$ 2,230,836**	**$ 2,133,268**	**$ 2,162,478**	**$ 2,579,554**	**$ 2,569,643**	**$ 2,362,454**	**$ 2,392,129**	**$ 2,319,922**

Historical Income Statement

$ in thousands except share data	Fiscal Year Ended December 31, 2025	2024	2023	2022	2021	Quarter Ended Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025
Interest and Fees on Loans	$ 132,825	$ 130,878	$ 112,494	$ 71,813	$ 50,823	$ 35,429	$ 34,093	$ 33,880	$ 32,967	$ 31,885
Interest on Debt Securities	6,883	7,162	8,658	9,877	3,606	2,467	2,274	1,157	1,703	1,749
Federal Home Loan Bank Dividends	735	752	690	367	272	426	185	184	181	185
Other Interest Income	5,307	3,649	3,140	1,342	456	716	1,775	2,033	793	706
Total Interest Income	**$ 145,750**	**$ 142,441**	**$ 124,982**	**$ 83,399**	**$ 55,157**	**$ 39,038**	**$ 38,327**	**$ 37,254**	**$ 35,644**	**$ 34,525**
Interest on Deposits	$ 53,159	$ 54,146	$ 36,414	$ 7,513	$ 2,618	$ 11,899	$ 12,887	$ 13,776	$ 13,669	$ 12,827
Interest on Borrowings	5,286	13,073	15,009	1,440	1,238	639	427	828	1,685	2,346
Total Interest Expense	**$ 58,445**	**$ 67,219**	**$ 51,423**	**$ 8,953**	**$ 3,856**	**$ 12,538**	**$ 13,314**	**$ 14,604**	**$ 15,354**	**$ 15,173**
Net Interest Income	**$ 87,305**	**$ 75,222**	**$ 73,559**	**$ 74,446**	**$ 51,301**	**$ 26,500**	**$ 25,013**	**$ 22,650**	**$ 20,290**	**$ 19,352**
Provision for Credit Losses	5,118	4,096	3,042	3,510	3,572	1,445	2,838	1,355	925	-
Net Interest Income After Provision for Credit Losses	**$ 82,187**	**$ 71,126**	**$ 70,517**	**$ 70,936**	**$ 47,729**	**$ 25,055**	**$ 22,175**	**$ 19,365**	**$ 19,365**	**$ 19,352**
Service Charges and Fees	$ 3,178	$ 2,600	$ 2,209	$ 2,617	$ 2,179	$ 821	$ 797	$ 779	$ 840	$ 762
Foreign Exchange Income	937	896	411	254	187	363	254	267	196	220
Bank-Owned Life Insurance Income	372	508	894	871	451	106	93	96	93	90
Warrant and Success Fee Income	648	65	23	281	477	3	375	-	273	-
(Loss) / Gain on Sale of Securities	(62,391)	-	(6,214)	(404)	735	-	-	(62,391)	-	-
Other income	880	1,941	25	684	1,012	174	248	397	136	99
Total Non-Interest Income	**$ (56,376)**	**$ 6,010**	**$ (2,652)**	**$ 4,303**	**$ 5,041**	**$ 1,467**	**$ 1,767**	**$ (60,852)**	**$ 1,538**	**$ 1,171**
Salaries and Employee Benefits	$ 37,415	$ 32,499	$ 30,572	$ 29,102	$ 25,256	$ 9,555	$ 9,574	$ 9,766	$ 8,978	$ 9,097
Occupancy and Equipment	3,208	4,019	3,954	3,652	4,078	790	730	723	759	996
Data Processing	2,936	2,412	2,041	1,737	1,647	799	770	792	759	615
Regulatory Assessments	1,930	2,083	1,663	1,816	1,226	566	521	445	420	544
Legal and Professional Fees	2,707	2,139	1,839	1,290	897	1,188	890	591	715	511
Other Expenses	4,585	4,181	3,824	3,193	2,512	1,184	1,366	1,162	978	1,079
Total Non-Interest Expense	**$ 52,781**	**$ 47,333**	**$ 43,893**	**$ 40,790**	**$ 35,616**	**$ 14,082**	**$ 13,851**	**$ 13,479**	**$ 12,609**	**$ 12,842**
(Loss)/Income Before (Benefit)/Provision for Income Taxes	**$ (26,970)**	**$ 29,803**	**$ 23,972**	**$ 34,449**	**$ 17,154**	**$ 12,440**	**$ 10,091**	**$ (53,036)**	**$ 8,294**	**$ 7,681**
(Benefit)/Provision for Income Taxes	(7,417)	8,788	7,171	9,426	4,890	3,419	3,142	(15,301)	2,497	2,245
Net (Loss)/Income	**$ (19,553)**	**$ 21,015**	**$ 16,801**	**$ 25,023**	**$ 12,264**	**$ 9,021**	**$ 6,949**	**$ (37,735)**	**$ 5,797**	**$ 5,436**
Basic (Loss)/Earnings Per Common Share	$ (2.25)	$ 2.83	$ 2.29	$ 3.68	$ 2.08	$ 0.85	$ 0.66	$ (4.12)	$ 0.77	$ 0.73
Diluted (Loss)/Earnings Per Common Share	$ (2.25)	$ 2.76	$ 2.24	$ 3.60	$ 2.02	$ 0.84	$ 0.65	$ (4.12)	$ 0.75	$ 0.71

GAAP to Non-GAAP Reconciliation[1]

$ in thousands	Fiscal Year Ended December 31, 2025	2024	2023	2022	2021	Quarter Ended Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025
Non-GAAP Adjusted Net Income Reconciliation										
Net (Loss) / Income - GAAP	($19,553)	$21,015	$16,801	$25,023	$12,264	$9,021	$6,949	($37,735)	$5,797	$5,436
Loss on Sale of Securities	62,391	-	6,214	404	-	-	-	62,391	-	-
Tax Impact of Loss on Sale of Securities	(17,949)	-	(1,731)	(109)		-	-	(17,949)	-	-
Severance	-	-	324	-	-	-	-	-	-	-
Tax Impact of Severance	-	-	(91)	-	-	-	-	-	-	-
BOLI Surrender Tax Expense	-	-	478	-	-	-	-	-	-	-
Net Income - Adjusted (non-GAAP)	**$24,889**	**$21,015**	**$21,995**	**$25,318**	**$12,264**	**$9,021**	**$6,949**	**$6,707**	**$5,797**	**$5,436**
Non-GAAP Adjusted Diluted Earnings Per Share Reconciliation										
Diluted (Loss) / Earnings Per Share - GAAP	($2.25)	$2.76	$2.24	$3.60	$2.02	$0.84	$0.65	($4.12)	$0.75	$0.75
Loss on Sale of Securities, Net of Income Tax	5.05	-	0.60	0.04	-	-	-	4.84	-	-
Severance, Net of Income Tax	-	-	0.03	-	-	-	-	-	-	-
BOLI Surrender Tax Expense	-	-	0.06	-	-	-	-	-	-	-
Diluted Earnings Per Share - Adjusted (non-GAAP)	**$2.80**	**$2.76**	**$2.94**	**$3.64**	**$2.02**	**$0.84**	**$0.65**	**$0.72**	**$0.75**	**$0.75**
Average Common Shares - Diluted - Adjusted	8,702,468	7,604,442	7,490,779	6,952,758	6,062,482	10,773,884	10,754,488	9,353,444	7,686,385	7,682,884
Non-GAAP Adjusted Return on Average Assets Reconciliation										
Net (Loss) / Income - GAAP	($19,553)	$21,015	$16,801	$25,023	$12,264	$9,021	$6,949	($37,735)	$5,797	$5,436
Average Total Assets	2,357,580	2,252,814	2,173,969	2,072,989	1,713,888	2,504,616	2,459,110	2,357,158	2,322,264	2,289,935
Return on Average Assets - GAAP	(0.83%)	0.93%	0.77%	1.21%	0.72%	1.46%	1.12%	(6.39%)	1.00%	0.96%
Adjusted Net Income (non-GAAP)	$24,889	$21,015	$21,995	$25,318	$12,264	$9,021	$6,949	$6,707	$5,797	$5,436
Average Total Assets	2,357,580	2,252,814	2,173,969	2,072,989	1,713,888	2,504,616	2,459,110	2,357,158	2,322,264	2,289,935
Return on Average Assets - Adjusted (non-GAAP)	**1.06%**	**0.93%**	**1.01%**	**1.22%**	**0.72%**	**1.46%**	**1.12%**	**1.13%**	**1.00%**	**0.96%**

[1]See Slide 3 under "Non-GAAP Financial Measures."

GAAP to Non-GAAP Reconciliation

$ in thousands	Fiscal Year Ended December 31, 2025	2024	2023	2022	2021	Quarter Ended Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025
Non-GAAP Adjusted Return on Average Equity Reconciliation										
Net (Loss) / Income - GAAP	($19,553)	$21,015	$16,801	$25,023	$12,264	$9,021	$6,949	($37,735)	$5,797	$5,436
Average Total Equity	227,210	175,348	150,045	135,841	133,646	287,191	278,382	236,903	200,608	191,891
Return on Average Equity - GAAP	(8.61%)	11.98%	11.20%	18.42%	9.18%	12.74%	9.90%	(63.19%)	11.59%	11.49%
Adjusted Net Income (non-GAAP)	$24,889	$21,015	$21,995	$25,318	$12,264	$9,021	$6,949	$6,707	$5,797	$5,436
Average Total Equity	227,210	175,348	150,045	135,841	133,646	287,191	278,382	236,903	200,608	191,891
Return on Average Equity - Adjusted (non-GAAP)	**10.95%**	**11.98%**	**14.66%**	**18.64%**	**9.18%**	**12.74%**	**9.90%**	**11.23%**	**11.59%**	**11.49%**
Non-GAAP Adjusted Efficiency Ratio Reconciliation										
Non-Interest Expense	$52,781	$47,333	$43,893	$40,790	$35,616	$14,082	$13,851	$13,479	$12,609	$12,842
Net Interest Income	87,305	75,222	73,559	74,079	51,029	26,500	25,013	22,650	20,290	19,352
Non-Interest Income	(56,376)	6,010	(2,652)	4,670	5,313	1,467	1,767	(60,852)	1,538	1,171
Efficiency Ratio - GAAP	170.65%	58.27%	61.90%	51.80%	63.21%	50.35%	51.72%	(35.28%)	57.77%	62.57%
Non-Interest Expense	$52,781	$47,333	$43,893	$40,790	$35,616	$14,082	$13,851	$13,479	$12,609	$12,842
Net Interest Income	87,305	75,222	73,559	74,079	51,029	26,500	25,013	22,650	20,290	19,352
Non-Interest Income	(56,376)	6,010	(2,652)	4,670	5,313	1,467	1,767	(60,852)	1,538	1,171
Loss on Sale of Securities	62,391	-	6,214	404	-	-	-	62,391	-	-
Severance	-	-	324	-	-	-	-	-	-	-
Non-Interest Income - Adjusted	6,015	6,010	3,886	5,074	5,313	1,467	1,767	1,539	1,538	1,171
Efficiency Ratio - Adjusted (non-GAAP)	**56.56%**	**58.30%**	**56.68%**	**51.53%**	**63.21%**	**50.35%**	**51.72%**	**55.72%**	**57.77%**	**62.57%**
Non-GAAP Taxable Equivalent Net Interest Income Reconciliation										
Net Interest Income - GAAP	$87,305	$75,222	$73,559	$74,079	$51,029	$26,500	$25,013	$22,650	$20,290	$19,352
Taxable Equivalent Adjustment	32	25	72	173	-	8	8	8	8	8
Net Interest Income - Taxable Equivalent (non-GAAP)	**$87,337**	**$75,247**	**$73,631**	**$74,252**	**$51,029**	**$26,508**	**$25,021**	**$22,658**	**$20,298**	**$19,360**